DREYFUS BASIC INTERMEDIATE MUNICIPAL BOND PORTFOLIO
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this report on the Dreyfus BASIC Intermediate Municipal Bond Portfolio for its semi-annual reporting period ended February 28, 1997. Your Fund produced a total return, including bond price changes and interest income, of 4.96%* and an annualized tax-free distribution rate per share of 5.23%.**
ECONOMIC REVIEW
    With the economy nearing the end of its sixth year of expansion, inflation still remains quiescent despite the robust rate of new job creation and low unemployment. Because of the relatively tight market, the potential inflationary consequences of increased wage demands have been of growing concern to Federal Reserve Board Chairman Alan Greenspan and other members of the Federal Open Market Committee (FOMC, the policy-making arm of the Federal Reserve Board). In recent testimony to the Senate Banking Committee, Chairman Greenspan spoke very directly about the possibility of the FOMC raising interest rates, despite the absence of any clear sign of accelerating inflation. The Federal Reserve last changed its interest rate policy on January 31, 1996 when it reduced both the Federal Funds target rate and its discount rate. Since then, the economy has continued to advance.
    Gains in worker productivity along with job security worries have been keeping wage increases modest and noninflationary. Yet there are signs that this wage restraint may be ending. Recent data suggests a tightening in the labor market. Growing numbers of workers appear willing to quit current jobs, more confident now that there are better positions available elsewhere. In reaction to this, companies could be under pressure to raise compensation levels. With this in mind, the recent comment by Chairman Greenspan warrants attention: "Given the lags with which monetary policy affects the economy, however, we cannot rule out a situation in which a preemptive policy tightening may become appropriate before any sign of actual inflation becomes evident." The lack of price pressure was particularly apparent in the fourth quarter increase in the GDP price deflator, the government's broadest measure of inflation: its 1.4% annual pace was the lowest rate of increase in 30 years.
    With such low inflation accompanying the strong growth in new jobs, consumer optimism remains high. The Research Board's Index of Consumer Confidence reported that popular opinion about the state of the economy reached a 27-year high in February. Since consumers account for two thirds of economic activity, their collective attitude is an important indicator of future economic momentum. Yet, despite this high level of consumer optimism, retail sales growth remained modest, although signs of strengthening are appearing.
    While it is possible that a retrenchment in consumer spending could result in an economic slowdown without a change in Federal Reserve monetary policy, it is likely that the continued strong growth in new jobs and the low unemployment rate will lead to labor shortages that could trigger inflationary wage increases. We take Chairman Greenspan at his word and are mindful of the possibility of a preemptive tightening in monetary policy. MARKET ENVIRONMENT
    As interest rates continued to decline through November, 1996, long-term municipals remained fully priced compared to comparable term U.S. Treasury bonds, and that relationship continues now, even with interest rates moving higher. A low supply of municipals balanced with modest demand has helped to support the tax exempt markets. Supplies have been especially tight in some high income tax states, further pushing up prices for municipal bonds issued within these states.
    Since November, interest rates have begun to rise. If interest rates continue in that trend, supply should moderate and demand would increase. This would help support the municipal market even if the FOMC decided to raise short-term interest rates in March. If this occurred, interest rates generally would probably rise but municipal rates should not go up less than Treasuries due to continued supply and demand imbalances.
THE PORTFOLIO
    Since last we wrote to you in September 1996, the Fund has continued to implement specific investment strategies which have enhanced its total return while maintaining a high level of current income. For the rest of 1996, the Fund maintained a defensive posture, due to a low interest rate environment. During this time, premium bonds were purchased which emphasize current income and have a better ability to protect the principal price of the Fund in a declining market. As interest rates began to rise in 1997, these types of bonds performed extremely well. The Fund reversed strategies by early 1997, and began to slowly purchase bonds which sell at a substantial discount when compared to the rest of the municipal market and represent a good opportunity to enhance the value of the Fund. If interest rates continue to rise, the Fund would become more constructive and begin selling select premiums to again purchase discounts.
    Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we appreciate greatly your continued confidence in the Fund and in The Dreyfus Corporation.
                              Very truly yours,

                          [Richard J. Moynihan signature logo]

                              Richard J. Moynihan
                              Director, Municipal Portfolio Management
                              The Dreyfus Corporation
March 17, 1997
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid.
**     Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the net asset value per share at the end of the period, adjusted for any capital gain distributions.

DREYFUS BASIC INTERMEDIATE MUNICIPAL BOND PORTFOLIO
STATEMENT OF INVESTMENTS                                                                   FEBRUARY 28, 1997 (UNAUDITED)
                                                                                                  Principal
Long-Term Municipal Investments_94.8%                                                               Amount           Value
                                                                                                 _____________   ____________
ALABAMA_1.7%
Alabama Agricultural and Mechanical University, Revenues
  6%, 11/1/2006 (Insured; MBIA).............................................                      $  1,000,000   $  1,085,880
ARIZONA_3.1%
Arizona Transportation Board, Highway Revenue, Refunding 5%, 7/1/2010.......                         1,000,000        986,060
Maricopa County, COP 5.625%, 6/1/2000.......................................                         1,000,000      1,025,440
CALIFORNIA_3.4%
Foothill/Eastern Transportation Corridor Agency, Toll Road Revenue
  Zero Coupon, 1/1/2004.....................................................                         1,000,000        687,150
Hemet, COP (Capital Projects) 6.50%, 2/1/2003...............................                           200,000        205,112
Los Angeles City, COP, Refunding (Real Property Acquisition Program)
  5.75%, 8/1/2004...........................................................                         1,000,000      1,026,660
Watsonville Mammoth Lakes, COP:
  7.25%, 6/1/1998...........................................................                           185,000        186,489
  7.50%, 6/1/1999...........................................................                           110,000        110,956
COLORADO_4.5%
Denver City and County, Airport Revenue:
  6.80%, 11/15/1997.........................................................                           750,000        764,550
  7.25%, 11/15/2007.........................................................                           200,000        217,458
Westminster, MFHR, Refunding (Semper Village Apartments)
  5.95%, 9/1/2006 (Guaranteed; AXA Reinsurance).............................                         1,830,000      1,896,008
FLORIDA_2.3%
Palm Beach County, Criminal Justice Facilities Revenue
  5.90%, 6/1/2008 (Insured; FGIC)...........................................                         1,400,000      1,496,950
HAWAII_3.3%
Hawaii 5.80%, 1/1/2005......................................................                         1,000,000      1,067,530
Hawaii Harbor, Capital Improvement Revenue, Refunding
  6.20%, 7/1/2008 (Insured; FGIC)...........................................                         1,000,000      1,079,120
IDAHO_2.3%
Idaho Housing Agency, SFMR, Refunding 6.125%, 7/1/2012 (Insured; AMBAC).....                         1,500,000      1,518,630
ILLINOIS_1.6%
Chicago Public Building Commerce, Building Revenue
  (Chicago Park District) 5.80%, 1/1/2013 (Insured; FGIC)...................                         1,000,000      1,019,900
INDIANA_1.7%
Indiana Transportation Finance Authority, Airport Facilities LR
  (United Air) 6.25%, 11/1/2003.............................................                         1,000,000      1,072,460
KENTUCKY_1.6%
Kentucky Turnpike Authority, EDR, Refunding (Revitalization Projects)
  5.80%, 1/1/2004...........................................................                         1,000,000      1,060,530

DREYFUS BASIC INTERMEDIATE MUNICIPAL BOND PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)                                                             FEBRUARY 28, 1997 (UNAUDITED)
                                                                                                  PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                         AMOUNT          VALUE
                                                                                                 _____________   ____________
MARYLAND_1.8%
Baltimore, Consolidated Public Improvement, Refunding
  7.25%, 10/15/2005 (Insured; FGIC).........................................                      $  1,000,000   $  1,172,000
MASSACHUSETTS_2.1%
Massachusetts Health and Educational Facilities Authority, Revenue
  (Sisters Providence Health Systems) 6.20%, 11/15/2002.....................                           250,000        258,753
University of Massachusetts Building Authority, Revenue, Refunding
  6.50%, 5/1/2006...........................................................                         1,000,000      1,118,980
MICHIGAN_3.4%
Greater Detroit Resource Recovery Authority, Revenue, Refunding
  6.25%, 12/13/2008.........................................................                         1,000,000      1,100,410
Michigan Hospital Finance Authority, HR, Refunding (Genesys Health System)
  7.10%, 10/1/2002..........................................................                         1,000,000      1,077,450
NEW JERSEY_3.9%
New Jersey Economic Development Authority, Market Transition Facility Revenue
  7%, 7/1/2003 (Insured; MBIA)..............................................                         1,000,000      1,126,540
New Jersey Turnpike Authority, Turnpike Revenue 6%, 1/1/2005................                         1,290,000      1,365,401
NEW YORK_6.0%
New York City 7.50%, 2/1/2004...............................................                         1,130,000      1,257,882
New York State Housing Corp., Revenue, Refunding 6%, 11/1/2003..............                         1,500,000      1,584,120
New York State Thruway Authority, Service Contract Revenue
  (Local Highway and Bridge) 5.75%, 4/1/2006................................                         1,000,000      1,032,810
NORTH CAROLINA_1.7%
North Carolina Eastern Municipal Power Agency, Power System Revenue, Refunding
  7%, 1/1/2008..............................................................                         1,000,000      1,112,530
OHIO_.8%
Cuyahoga County, HR (Meridia Health System) 6.20%, 8/15/2005................                           505,000        546,178
PENNSYLVANIA_16.1%
Fayette County Hospital Authority, HR, Refunding (Uniontown Hospital)
  5.70%, 6/15/2010 (Insured; Connie Lee)....................................                         1,595,000      1,600,391
Pennsylvania, COP 5.40%, 7/1/2008 (Insured; AMBAC)..........................                         5,000,000      5,083,200
Pennsylvania Convention Center Authority, Revenue, Refunding
  6.25%, 9/1/2004...........................................................                           200,000        211,390
Pennsylvania Higher Education Assistance Agency, Student Loan Revenue, Refunding
  6.80%, 12/1/2000 (Insured; FGIC)..........................................                         2,000,000      2,145,100
Philadelphia Hospitals and Higher Education Facilities Authority, Revenue
  (Northwestern Corporation) 6.50%, 6/1/2004................................                         1,280,000      1,337,715
TENNESSEE_3.1%
Franklin Industrial Development Board, MFHR, Refunding
  (Landings Apartment Project) 5.75%, 4/1/2010..............................                         2,000,000      2,009,960

DREYFUS BASIC INTERMEDIATE MUNICIPAL BOND PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)                                                            FEBRUARY 28, 1997 (UNAUDITED)
                                                                                                  PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                        AMOUNT           VALUE
                                                                                                _____________   _____________
TEXAS_8.6%
Brazos Higher Education Authority, Student Loan Revenue, Refunding
  6.20%, 12/1/2002..........................................................                        $  200,000     $  211,452
Irving Hospital Authority, HR (Irving Healthcare Systems) 5.70%, 7/1/2008...                         1,675,000      1,727,762
Lower Colorado River Authority, Revenue, Refunding
  Zero Coupon, 1/1/2003 (Insured; AMBAC)....................................                         1,000,000        764,500
Mesquite Health Facilities Development Corportion
  Retirement Facilities Revenue, Refunding (Christian Retirement Facility):
    5.70%, 2/15/2002........................................................                           285,000        287,377
    5.80%, 2/15/2003........................................................                           315,000        318,068
San Antonio, Water Revenue, Refunding 6.30%, 5/15/2004 (Insured; FGIC)......                         1,000,000      1,089,080
Waco 6%, 2/1/2004 (Insured; FGIC)...........................................                         1,070,000      1,148,431
UTAH_2.4%
Salt Lake County Municipal Building Authority, LR
  6.15%, 10/1/2010 (Insured; MBIA)..........................................                         1,450,000      1,542,423
VIRGINIA_3.7%
Brunswick County Industrial Development Authority, Correctional Facility LR
  5.55%, 7/1/2008 (Insured; MBIA)...........................................                         1,325,000      1,377,973
Virginia Housing Development Authority, Commonwealth Mortgage
  5.75%, 1/1/2001...........................................................                         1,000,000      1,031,660
WASHINGTON_5.2%
Snohomish County Public Utility District Number 1, Electric Revenue
  6.60%, 1/1/2002 (Insured; FGIC)...........................................                         1,000,000      1,087,930
Washington, Refunding 6.625%, 9/1/2006......................................                         1,000,000      1,078,110
Washington Health Care Facilities Authority, Revenue, Refunding
  (Gray Harbor Community Hospital) 5.75%, 7/1/2010 (Insured; Asset Guaranty)                         1,180,000      1,193,629
WISCONSIN_1.6%
Wisconsin, Transportation Revenue 5.40%, 7/1/2004...........................                         1,000,000      1,031,950
WYOMING_1.1%
Wyoming Farm Loan Board, Capital Facilities Revenue
  Zero Coupon, 10/1/2004....................................................                         1,000,000        687,860
U.S. RELATED_7.8%
Puerto Rico Commonwealth Highway and Transportatin Authority, Highway Revenue
  5.40%, 7/1/2006...........................................................                         5,000,000      5,029,550
                                                                                                                _____________
TOTAL LONG-TERM MUNICIPAL INVESTMENTS (cost $59,701,564)....................                                      $61,255,448
                                                                                                                ==============

DREYFUS BASIC INTERMEDIATE MUNICIPAL BOND PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)                                                              FEBRUARY 28, 1997 (UNAUDITED)
                                                                                                   PRINCIPAL
SHORT-TERM MUNICIPAL INVESTMENTS_5.2%                                                               AMOUNT          VALUE
                                                                                                _____________   _____________
MINNESOTA_2.9%
Golden Valley, Industrial Development Revenue, Refunding, VRDN
  (Graco Inc., Project) 3.55% (LOC; Fuji Bank Limited) (a,b)................                      $  1,880,000   $  1,880,000
U.S. RELATED_2.3%
Puerto Rico Electric Power Authority, Power Revenue 3.34% (Insured; FSA) (c)                         1,500,000      1,500,000
                                                                                                                _____________
TOTAL SHORT-TERM MUNICIPAL INVESTMENTS (cost $3,380,000)....................                                     $  3,380,000
                                                                                                                ==============
TOTAL INVESTMENTS_100.0% (cost $63,081,564)................................                                       $64,635,448
                                                                                                                ==============



SUMMARY OF ABBREVIATIONS
AMBAC         American Municipal Bond Assurance Corporation      LR      Lease Revenue
COP           Certificate of Participation                       MBIA    Municipal Bond Investors Assurance
EDR           Economic Development Revenue                                    Insurance Corporation
FGIC          Financial Guaranty Insurance Company               MFHR    Multi-Family Housing Revenue
FSA           Financial Security Assurance                       SFMR    Single Family Mortgage Revenue
HR            Hospital Revenue                                   VRDN    Variable Rate Demand Notes
LOC           Letter of Credit


SUMMARY OF COMBINED RATINGS
FITCH (D)              OR          MOODY'S             OR         STANDARD & POOR'S          PERCENTAGE OF VALUE
____                               _______                        __________________          ___________________
AAA                                Aaa                            AAA                               47.8%
AA                                 Aa                             AA                                16.3
A                                  A                              A                                 19.4
BBB                                Baa                            BBB                               13.6
F-1+ & F-1                         MIG1, VMIG1 & P1               SP1 & A1                           2.9
                                                                                                   ____
                                                                                                   100.0%
                                                                                                  ========

NOTES TO STATEMENT OF INVESTMENTS:
    (a) Securities payable on demand. The interest rate, which is subject to change, is based upon prime rates or an index of market interest rates.
    (b)  Secured by letter of credit.
    (c) Inverse floater security_the interest rate is subject to change periodically.
    (d) Fitch currently provides creditworthiness information for a limited number of investments.






SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BASIC INTERMEDIATE MUNICIPAL BOND PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES                                                              FEBRUARY 28, 1997 (UNAUDITED)
                                                                                                   COST              VALUE
                                                                                               _____________     _____________
ASSETS:                          Investments in securities_See Statement of Investments         $63,081,564        $64,635,448
                                 Cash.......................................                                           408,294
                                 Interest receivable........................                                           822,734
                                 Prepaid expenses...........................                                            21,270
                                 Due from The Dreyfus Corporation and affiliates                                           849
                                                                                                                 _____________
                                                                                                                    65,888,595
LIABILITIES:                     Accrued expenses and other liabilities.....                                            31,963
                                                                                                                 _____________
NET ASSETS..................................................................                                       $65,856,632
                                                                                                                ==============
REPRESENTED BY:                  Paid-in capital............................                                       $63,989,159
                                 Accumulated net realized gain (loss) on investments                                   313,589
                                 Accumulated net unrealized appreciation (depreciation)
                                 ..... on investments_Note 4                                                         1,553,884
                                                                                                                 _____________
NET ASSETS..................................................................                                       $65,856,632
                                                                                                                ==============
SHARES OUTSTANDING
(500 MILLION SHARES OF $.001 PAR VALUE COMMON STOCK AUTHORIZED).............                                         5,036,419
NET ASSET VALUE, offering and redemption price per share....................                                            $13.08
                                                                                                                       =======











SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BASIC INTERMEDIATE MUNICIPAL BOND PORTFOLIO
STATEMENT OF OPERATIONS                                    SIX MONTHS ENDED FEBRUARY 28, 1997 (UNAUDITED)
INVESTMENT INCOME
INCOME                           Interest Income............................                                        $1,417,496
EXPENSES:                        Management fee_Note 3(a)..................                       $ 160,194
                                 Shareholder servicing costs_Note 3(b)......                         24,893
                                 Registration fees..........................                         21,622
                                 Auditing fees..............................                          6,147
                                 Prospectus and shareholders' reports.......                          4,344
                                 Custodian fees.............................                          3,388
                                 Organization expense.......................                          2,345
                                 Directors' fees and expenses_Note 3(c).....                            606
                                 Legal fees.................................                            104
                                 Miscellaneous..............................                          5,388
                                                                                                 ___________
                                       TOTAL EXPENSES.......................                        229,031
                                 Less_reimbursement from Manager due to
                                     undertakings_Note 3(a).................                       (218,157)
                                                                                                 ___________
                                       NET EXPENSES.........................                                           10,874
                                                                                                                  ____________
INVESTMENT INCOME_NET......................................................                                         1,406,622
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS_Note 4:
                                 Net realized gain (loss) on investments....                     $ 353,637
                                 Net unrealized appreciation (depreciation) on investments         802,738
                                                                                                 ___________
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                         1,156,375
                                                                                                                  ____________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                        $2,562,997
                                                                                                                 ==============






SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BASIC INTERMEDIATE MUNICIPAL BOND PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
                                                                                   SIX MONTHS ENDED
                                                                                    FEBRUARY 28, 1997         YEAR ENDED
                                                                                      (UNAUDITED)           AUGUST 31, 1996
                                                                                   ________________       _________________
OPERATIONS:
    Investment income_net..............................................             $   1,406,622            $   2,235,887
    Net realized gain (loss) on investments.............................                  353,637                  288,324
    Net unrealized appreciation (depreciation) on investments...........                  802,738                 (735,467)
                                                                                   ______________           ______________
      NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...                2,562,997                1,788,744
                                                                                   ______________           ______________
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income_net..............................................                (1,413,477)              (2,229,032)
    Net realized gain on investments....................................                 (116,833)                  ___
                                                                                   ______________           ______________
      TOTAL DIVIDENDS...................................................                (1,530,310)             (2,229,032)
                                                                                   ______________           ______________
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold.......................................               38,218,648               19,466,226
    Dividends reinvested................................................                1,181,128                1,721,467
    Cost of shares redeemed.............................................              (21,173,631)             (17,304,524)
                                                                                   ______________           ______________
      INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL STOCK TRANSACTIONS.               18,226,145                3,883,169
                                                                                   ______________           ______________
          TOTAL INCREASE (DECREASE) IN NET ASSETS.......................               19,258,832                3,442,881
NET ASSETS:
    Beginning of Period.................................................               46,597,800               43,154,919
                                                                                   ______________           ______________
    End of Period.......................................................             $ 65,856,632             $ 46,597,800
                                                                                   ==============           ===============
UNDISTRIBUTED INVESTMENT INCOME_NET....................................                   ___                   $    6,855
                                                                                   ______________           ______________
                                                                                        SHARES                   SHARES
                                                                                   ______________           ______________
CAPITAL SHARE TRANSACTIONS:
    Shares sold.........................................................                2,937,465                1,499,256
    Shares issued for dividends reinvested..............................                   90,554                  132,850
    Shares redeemed.....................................................                (1,624,923)             (1,331,127)
                                                                                   ______________           ______________
      NET INCREASE (DECREASE) IN SHARES OUTSTANDING.....................                1,403,096                 300,979
                                                                                   ==============           ===============





SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS BASIC INTERMEDIATE MUNICIPAL BOND PORTFOLIO
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.



                                                         SIX MONTHS ENDED
                                                         FEBRUARY 28, 1997                  YEAR ENDED AUGUST 31,
                                                                              _______________________________________________
PER SHARE DATA:                                             (UNAUDITED)          1996               1995              1994(1)
                                                         ________________      _________         _________          _________
    Net asset value, beginning of period.........             $12.83             $12.95             $12.65             $12.50
                                                             _________        _________          _________          _________
    INVESTMENT OPERATIONS:
    Investment income_net........................                .34                .65                .68                .24
    Net realized and unrealized gain (loss)
      on investments........................                     .28               (.12)               .30                .15
                                                             _________        _________          _________          _________
    TOTAL FROM INVESTMENT OPERATIONS.........                    .62                .53                .98                .39
                                                             _________        _________          _________          _________
    DISTRIBUTIONS:
    Dividends from investment income_net........                (.34)              (.65)              (.68)              (.24)
    Dividends from net realized gain on investments.....        (.03)           --        --            --
                                                             _________        _________          _________          _________
    TOTAL DISTRIBUTIONS.............................            (.37)              (.65)              (.68)              (.24)
                                                             _________        _________          _________          _________
    Net asset value, end of period..................          $13.08             $12.83              $12.95            $12.65
                                                             =========        =========          =========          =========
TOTAL INVESTMENT RETURN........................             10.00%(2)             4.07%              8.09%           3.11%(3)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets.......            .04%(2)              .39%               .11%              --
    Ratio of net investment income
      to average net assets.......................           5.24%(2)             5.01%              5.45%           5.53%(2)
    Decrease reflected in above expense ratios
      due to undertakings by the Manager.............         .81%(2)              .46%               .81%           1.54%(2)
    Portfolio Turnover Rate......................           17.03%(3)            54.99%             34.12%          41.15%(3)
    Net Assets, end of period (000's Omitted)..........      $65,857            $46,598            $43,155            $28,275
    (1)  From May 5, 1994 (commencement of operations) to August 31, 1994.
    (2)  Annualized.
    (3)  Not annualized.






SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS BASIC INTERMEDIATE MUNICIPAL BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1_SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus BASIC Intermediate Municipal Bond Portfolio (the "Fund") is a series of Dreyfus BASIC Municipal Fund, Inc. (the "Company") which is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company and operates as a series company currently offering four series, including the Fund. The Fund's investment objective is to provide investors with as high a level of current income exempt from Federal income tax as is consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares, which are sold to the public without a sales charge.
    The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (A) PORTFOLIO VALUATION: The Fund's investments (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

DREYFUS BASIC INTERMEDIATE MUNICIPAL BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2_BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed funds in a redemption credit facility to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on the committed portion of this redemption credit facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the period ended February 28, 1997, the Fund did not borrow under the line of credit.
NOTE 3_MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Manager had undertaken from September 1, 1996 through December 31, 1996 to reimburse all fees and expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, and thereafter, had undertaken through February 28, 1997, to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate annual expenses (exclusive of certain expenses as described above) exceeded specified annual percentages of the value of the Fund's average daily net assets. The expense reimbursement, pursuant to the undertakings, amounted to $218,157 during the period ended February 28, 1997.
    In addition, the Manager has currently undertaken through June 30, 1998, to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate annual expenses (exclusive of certain expenses as described above) exceed an annual rate of .45 of 1% of the value of the Fund's average daily net assets.
    (B) Under the Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended February 28, 1997, the Fund was charged an aggregate of $17,000 pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $4,257 during the period ended February 28, 1997.
    (C) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

DREYFUS BASIC INTERMEDIATE MUNICIPAL BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
NOTE 4_SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 28, 1997 amounted to $24,783,840 and $8,751,660, respectively.
    At February 28, 1997, accumulated net unrealized appreciation on investments was $1,553,884, consisting of $1,582,419 gross unrealized appreciation and $28,535 gross unrealized depreciation.
    At February 28, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

[Dreyfus lion "d" logo]
Registration Mark
DREYFUS BASIC INTERMEDIATE
MUNICIPAL BOND PORTFOLIO
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940









Printed in U.S.A.                            126SA972
[Dreyfus logo]
Registration Mark

BASIC Intermediate
Municipal Bond
Portfolio
Semi-Annual
Report
February 28, 1997